Regulatory Matters	12 Months Ended
Dec. 31, 2014
Regulatory Matters [Abstract]
Regulatory Matters

Note 3 – Regulatory Matters

In accordance with FASC 980, we have recognized total regulatory assets of $211.7 million and $180.5 million as of December 31, 2014 and 2013 and total regulatory liabilities of $128.5 million and $121.1 million as of December 31, 2014 and 2013.  Regulatory assets and liabilities are classified as current or non-current based on the term in which recovery is expected. See Note 1 for accounting policies regarding Regulatory Assets and Liabilities.

The following table presents DPL’s Regulatory assets and liabilities:

			December 31,
$ in millions	Type of Recovery (a)	Amortization Through	2014	2013
Regulatory assets, current:
Deferred storm costs	A	2015	$22.3	$-
Fuel and purchased power recovery costs	B	2015	16.3	6.3
Economic development costs	B	2015	2.1	7.7
Energy efficiency program	B	2015	1.8	-
Transmission costs	B	2015	-	2.6
Other miscellaneous	B	2015	1.7	4.2
Total regulatory assets, current			$44.2	$20.8

Regulatory assets, non-current:
Pension benefits	A	Ongoing	$99.6	$77.1
Deferred recoverable income taxes	A/C	Ongoing	43.1	32.4
Unamortized loss on reacquired debt	A	Various	9.9	10.9
CCEM smart grid and advanced metering infrastructure costs	D	Undetermined	6.6	6.6
Retail settlement system costs	D	Undetermined	3.1	3.1
Consumer education campaign	D	Undetermined	3.0	3.0
Deferred storm costs	D	2015	-	25.6
Other miscellaneous	D	Undetermined	2.2	1.0
Total regulatory assets, non-current			$167.5	$159.7

Regulatory liabilities, current:
Transmission costs			$2.9	$-
Other miscellaneous			1.5	-
Total regulatory liabilities, current			$4.4	$-

Regulatory liabilities, non-current:
Estimated costs of removal - regulated property			$119.3	$115.0
Postretirement benefits			4.8	5.6
Other miscellaneous			-	0.5
Total regulatory liabilities, non-current			$124.1	$121.1

A – Recovery of incurred costs without a rate of return.

B – Recovery of incurred costs plus rate of return.

C – Balance has an offsetting liability resulting in no effect on rate base.

D – Recovery not yet determined, but is probable of occurring in future rate proceedings.

Regulatory Assets

Deferred storm costs represent costs incurred to repair the damage to DP&L’s distribution equipment by major storms in 2008, 2011 and 2012. Such costs are included in “Regulatory Assets, non-current” on the accompanying Consolidated Balance Sheets as of December 31, 2013 and in “Regulatory Assets, current” as of December 31, 2014. DP&L filed an application with the PUCO in 2012 to recover these costs. On April 14, 2014, DP&L reached an agreement in principle whereby DP&L would recover storm costs of $22.3 million from all customers on a non-bypassable basis. As a result, using the best estimate of the amount that is probable of recovery, DP&L reduced the regulatory asset balance to $22.3 million. In accordance with FASC 980 “Regulated Operations”, the reduction was recognized as a current period expense, which is included in Operation and maintenance and the corresponding adjustment to carrying costs which is included in interest expense on the accompanying Statements of Operations. In accordance with the agreement reached with the PUCO staff, a Stipulation was filed and a final order was issued on December 17, 2014 that approved the Stipulation covering this agreement in principle.  Recovery will begin in January 2015 therefore this asset was reclassified to current.

Fuel and purchased power recovery costs represent prudently incurred fuel, purchased power, derivative, emission and other related costs which will be recovered from or returned to customers in the future through the operation of the fuel and purchased power recovery rider.  The fuel and purchased power recovery rider fluctuates based on actual costs and recoveries and is modified at the start of each seasonal quarter.  As part of the PUCO approval process, an outside auditor reviews fuel costs and the fuel procurement process.  An audit of 2012 fuel costs occurred in 2013, and on June 12, 2013 we received a report from the auditor recommending a pre-tax disallowance of $5.3 million. A reserve of $2.6 million was recorded against the regulatory asset. In August 2014, the PUCO issued an order, which overruled the auditor recommendation and instead included the disallowance of an immaterial amount of fuel costs. The impact of the order was a reversal in the third quarter of 2014 of the vast majority of the previously established $2.6 million reserve and a corresponding reduction to fuel expense. The 2013 audit was completed with no material disallowance of fuel expenses.  The costs recovered through the fuel rider decrease each year as more SSO supply is provided through the competitive bid.  The fuel rider will be completely phased out beginning January 1, 2016.

Economic development costs represent costs incurred to promote economic development within the State of Ohio. These costs are being recovered through an Economic Development Rider that is subject to a bi-annual true-up process for any over/under recovery of costs.

Energy efficiency program costs represent costs incurred to develop and implement various customer programs addressing energy efficiency.  These costs are being recovered through an Energy Efficiency Rider (EER) that began July 1, 2009 and that is subject to an annual true-up for any over/under recovery of costs.

Transmission costs represent the costs related to transmission, ancillary service and other PJM-related charges that have been incurred as a member of PJM.  On an annual basis, retail rates are adjusted to true-up costs with recovery in rates.

Pension benefits represent the qualifying FASC 715 “Compensation – Retirement Benefits” costs of our regulated operations that for ratemaking purposes are deferred for future recovery.  We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost.  This regulatory asset represents the regulated portion that would otherwise be charged as a loss to OCI.

Deferred recoverable income taxes represent deferred income tax assets recognized from the normalization of flow-through items as the result of tax benefits previously provided to customers.  This is the cumulative flow-through benefit given to regulated customers that will be collected from them in future years.  Since currently existing temporary differences between the financial statements and the related tax basis of assets will reverse in subsequent periods, these deferred recoverable income taxes will decrease over time.

Unamortized loss on reacquired debt represents losses on long-term debt reacquired or redeemed in prior periods.  These costs are being amortized over the lives of the original issues in accordance with FERC and PUCO rules.

CCEM smart grid and AMI costs represent costs incurred as a result of studying and developing distribution system upgrades and implementation of AMI.  On October 19, 2010, DP&L elected to withdraw its case pertaining to the Smart Grid and AMI programs.  The PUCO accepted the withdrawal in an order issued on January 5, 2011.  The PUCO also indicated that it expects DP&L to continue to monitor other utilities’ Smart Grid and AMI programs and to explore the potential benefits of investing in Smart Grid and AMI programs and that DP&L will, when appropriate, file new Smart Grid and/or AMI business cases in the future.  We plan to file to recover these deferred costs in a future regulatory rate proceeding.  Based on past PUCO precedent, we believe these costs are probable of future recovery in rates.

Retail settlement system costs represent costs to implement a retail settlement system that reconciles the energy a CRES supplier delivers to its customers with what its customers actually use.  Based on case precedent in other utilities’ cases, the costs are recoverable through a future DP&L rate proceeding.

Consumer education campaign represents costs for consumer education advertising regarding electric deregulation.  DP&L will be seeking recovery of these costs as part of our next distribution rate case filing at the PUCO.  The timing of such a filing has not yet been determined.

Regulatory Liabilities

Transmission Costs see “Regulatory Assets – Transmission costs” above.

Estimated costs of removal – regulated property reflect an estimate of amounts collected in customer rates for costs that are expected to be incurred in the future to remove existing transmission and distribution property from service when the property is retired.

Postretirement benefits represent the qualifying FASC 715 “Compensation – Retirement Benefits” gains related to our regulated operations that, for ratemaking purposes, are probable of being reflected in future rates.  We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost.  This regulatory liability represents the regulated portion that would otherwise be reflected as a gain to OCI.